UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

EZFILL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40809	84-4260623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

67 NW 183rd Street, Miami, Florida 33169

(Address of principal executive offices, including Zip Code)

305-791-1169

(Registrant’s telephone number, including area code)

2999 NE 191st Street, Ste 500, Aventura Florida 33180

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EZFL	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Promissory Note dated May 15, 2024:

On May 15, 2024, EzFill Holdings, Inc. (the “Company”) and NextNRG Holding Corp. (formerly Next Charging, LLC) (“Next”) entered into a promissory note (the “May 15 Note”) for the sum of $165,000 (the “Loan”) to be used for the Company’s working capital needs. The May 15 Note has an original issue discount (“OID”) equal to $15,000, which is 10% of the aggregate original principal amount of the Loan. The unpaid principal balance of the May 15 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the May 15 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the May 15 Note is otherwise accelerated, or extended in accordance with the terms and conditions therein, the balance of the May 15 Note, along with accrued interest, will be due on July 15, 2024 (the “Maturity Date”). The Maturity Date will automatically be extended for 2 month periods, unless Next sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the May 15 Note, at which point the end of the then current 2 month period shall be the Maturity Date. Notwithstanding the foregoing, upon the Company completing a capital raise of at least $3,000,000, the entire outstanding principal and interest through the Maturity Date will be immediately due.

If the Company defaults on the May 15 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) Next will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the May 15 Note into fully paid and non-assessable shares of the Company’s common stock. The conversion price shall equal the greater of the average VWAP over the ten (10) Trading Day period prior to the conversion date; or $0.70 (the “Floor Price”). Notwithstanding the foregoing, the conversion price shall not exceed the closing price of the Company’s Common Stock on the Nasdaq Capital Market on the date of the May 15 Note.

The Company has agreed to issue 52,000 shares of its common stock to Next (the “Commitment Fee Shares”). The Commitment Fee Shares, when issued, shall be deemed to be validly issued, fully paid, and non-assessable shares of the Company’s Common Stock. The Commitment Fee Shares were deemed fully earned as of May 15, 2024.

The Company and Next have agreed that the total cumulative number of common stock issued to Next under this Note, together with all other transaction documents may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following shareholder approval. If the Company is unable to obtain shareholder approval to issue common stock to Next in excess of the Nasdaq 19.99% Cap, then any remaining outstanding balance of this May 15 Note must be repaid in cash at the request of Next.

The May 15 Note contains a protection for Next in the event the Company effectuates a split of its common stock. In the event of a stock split, if the May 15 Note is issued and outstanding and has not been converted, then the number of shares and the price for any conversion under the May 15 Note will be adjusted by the same ratios or multipliers of, any such subdivision, split, reverse split.

Michael Farkas is the chief executive officer and the controlling shareholder of Next (the “CEO”). The CEO is also the beneficial owner of approximately 20% of the Company’s issued and outstanding common stock. Additionally and as previously reported on a Current Report on Form 8-K that was filed with the Securities and Exchange Commission on August 16, 2023, on August 10, 2023, and on November 8, 2023, the Company, the members of Next (a limited liability company at the time of such filings) and the CEO (the managing member of Next at the time), as an individual and also as the representative of the members of Next, entered into an Exchange Agreement (the “Exchange Agreement”), pursuant to which the Company agreed to acquire from such members of Next 100% of the membership interests of Next in exchange for the issuance by the Company to the members of Next of shares of common stock, par value $0.0001 per share, of the Company. Upon consummation of the transactions contemplated by the Exchange Agreement (the “Closing”), Next will become a wholly-owned subsidiary of the Company. As of the date of this Current Report on Form 8-K, the Closing has not occurred.

Promissory Note dated May 20, 2024:

On May 20, 2024, EzFill Holdings, Inc. (the “Company”) and NextNRG Holding Corp. (formerly Next Charging, LLC) (“Next”) entered into a promissory note (the “May 20 Note”) for the sum of $165,000 (the “Loan”) to be used for the Company’s working capital needs. The May 20 Note has an original issue discount (“OID”) equal to $15,000, which is 10% of the aggregate original principal amount of the Loan. The unpaid principal balance of the May 20 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the May 20 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the May 20 Note is otherwise accelerated, or extended in accordance with the terms and conditions therein, the balance of the May 20 Note, along with accrued interest, will be due on July 20, 2024 (the “Maturity Date”). The Maturity Date will automatically be extended for 2 month periods, unless Next sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the May 20 Note, at which point the end of the then current 2 month period shall be the Maturity Date. Notwithstanding the foregoing, upon the Company completing a capital raise of at least $3,000,000, the entire outstanding principal and interest through the Maturity Date will be immediately due.

If the Company defaults on the May 20 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) Next will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the May 20 Note into fully paid and non-assessable shares of the Company’s common stock. The conversion price shall equal the greater of the average VWAP over the ten (10) Trading Day period prior to the conversion date; or $0.70 (the “Floor Price”). Notwithstanding the foregoing, the conversion price shall not exceed the closing price of the Company’s Common Stock on the Nasdaq Capital Market on the date of the May 20 Note.

The Company has agreed to issue 52,000 shares of its common stock to Next (the “Commitment Fee Shares”). The Commitment Fee Shares, when issued, shall be deemed to be validly issued, fully paid, and non-assessable shares of the Company’s Common Stock. The Commitment Fee Shares were deemed fully earned as of May 20, 2024.

The Company and Next have agreed that the total cumulative number of common stock issued to Next under this Note, together with all other transaction documents may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following shareholder approval. If the Company is unable to obtain shareholder approval to issue common stock to Next in excess of the Nasdaq 19.99% Cap, then any remaining outstanding balance of this May 20 Note must be repaid in cash at the request of Next.

The May 20 Note contains a protection for Next in the event the Company effectuates a split of its common stock. In the event of a stock split, if the May 20 Note is issued and outstanding and has not been converted, then the number of shares and the price for any conversion under the May 20 Note will be adjusted by the same ratios or multipliers of, any such subdivision, split, reverse split.

Michael Farkas is the chief executive officer and the controlling shareholder of Next (the “CEO”). The CEO is also the beneficial owner of approximately 20% of the Company’s issued and outstanding common stock. Additionally and as previously reported on a Current Report on Form 8-K that was filed with the Securities and Exchange Commission on August 16, 2023, on August 10, 2023, and on November 8, 2023, the Company, the members of Next (a limited liability company at the time of such filings) and the CEO (the managing member of Next at the time), as an individual and also as the representative of the members of Next, entered into an Exchange Agreement (the “Exchange Agreement”), pursuant to which the Company agreed to acquire from such members of Next 100% of the membership interests of Next in exchange for the issuance by the Company to the members of Next of shares of common stock, par value $0.0001 per share, of the Company. Upon consummation of the transactions contemplated by the Exchange Agreement (the “Closing”), Next will become a wholly-owned subsidiary of the Company. As of the date of this Current Report on Form 8-K, the Closing has not occurred.

The information set forth above is qualified in its entirety by reference to the May 15 Note and the May 20 Note, which are incorporated herein by reference and attached hereto as Exhibit 10.1 and Exhibit 10.2.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the information contained in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Promissory Note dated May 15, 2024 between EzFill Holdings, Inc. and NextNRG Holding Corp.
10.2	Promissory Note dated May 20, 2024 between EzFill Holdings, Inc. and NextNRG Holding Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2024

EZFILL HOLDINGS, INC.

By:	/s/ Yehuda Levy
Name:	Yehuda Levy
Title:	Interim Chief Executive Officer